UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: January 7, 2008
                             ----------------------

                                Baxx Systems Inc.
                   (FORMERLY BARRINGTON SCIENCES CORPORATION)
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

               33-27042-NY                                       93-0996537
               -----------                                       ----------
           (Commission File No.)                              (I.R.S. Employer
                                                             Identification No.)
             1107 Bennet Drive
  Port Coquitlam, British Columbia, Canada                        V3C 6H2
  (Address of principal executive offices)                       (Zip Code)

                  Registrant's telephone number: (604) 868-7400



================================================================================

Section 1.01

Entry into a material Definitive Agreement

1. On January 4, 2008 the Directors of Baxx Systems Inc approved the Agreement between Baxx Systems Inc and Advanced Fuel Technology, INC wherein Baxx Systems Inc. has the exclusive Canadian rights to distribute products manufactured by Advanced Fuel Technologies Inc.

Section 9.01

Financial Statements and Exhibits

Exhibit: Agreement between Baxx Systems Inc and Advanced Fuel Technology, INC for the distribution rights of FPC for Canada.





                                    Signature

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Baxx Systems Inc

                                                 /s/  Lorne Broten
                                                 ------------------------------
                                                 By:  Lorne Broten
                                                 Its:   Chief Financial Officer


Date:  January 7, 2008

                              DISTRIBUTOR AGREEMENT

     THIS AGREMENT, is entered into by and between

     Advanced Fuel Technology, INC., an Ohio corporation having its principal office at 115 North Kenova Road, Post Office Box 705, South Point, OH 45680 (hereinafter referred to as "AFT") and Baxx Systems Inc. having its principal place of business at Surrey, BC Canada (hereinafter referred to as "Distributor").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, RDI is the manufacturer of several proprietary ferrous picrate fuel combustion catalyst formulations and products; and

     WHEREAS, Distributor has experience with fuel additives and has the resources, desire and business reputation to successfully market such fuel additives in the territories as designated herein; and

     WHEREAS, AFT desires to appoint Distributor as distributor of said fuel additives and products, as more fully described, and subject to the terms and conditions set forth hereinbelow.

     NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound, agree as follows:


1.0  DEFINITIONS AND INTERPRETATION
     ------------------------------

     1.1 As used herein the following terms shall have the meanings set forth unless the context in which they are used clearly dictates otherwise:

          1.1.1 "Affiliates" shall mean any individual, person, firm, trust, partnership, company, or entity of any kind that, directly or indirectly, controls, is controlled by, or is under common control with Distributor. For purposes of this definition, the term "control" shall mean an ownership of 10% or more of the beneficial interest in the firm or entity referred to.

          1.1.2 "Agreement" shall mean this agreement, and any annexes attached hereto along with any and all valid written amendments hereto;

          1.1.3 "Day(s)" shall mean calendar day(s) without interruption;

          1.1.4 "Dollars" and "$" shall mean the lawful currency of the United States of America;

          1.1.5 "Exclusive Account:" shall mean all customers and potential customers located in Canada. Except those customers listed herein as exempt;

          1.1.6 "Effective Date" shall mean the date of last signature hereto;

          1.1.7 "Products" shall mean the ferrous picrate fuel combustion catalyst formulations and products listed on ANNEX I, entitled "AUTHORIZED PRODUCTS LIST," attached hereto and made a part hereof, as from time to time amended;

          1.1.8 "Territory" shall mean all of Canada as the exclusive distributor for Canada;

          1.1.9 "Trade Secrets" shall mean information, including but not limited to any formula, pattern, compilation, program, device, method, technology, or process that derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and

          1.1.10 "Writing" shall mean any manuscript, typewrit ten or printed statement or other document under hand or seal, and includes e-mail, telexes and telefax transmissions, and the words "In Writing" and "Written" shall mean any document duly signed by a person legally authorized to represent the party to be bound thereby.

          1.1.11 "RDI" shall mean RDI Construction, Inc. a Kentucky corporation with offices at P.O. Box 705, South Point, OH 45680 who is the owner, inventor and manufacturer of the FPC products. RDI owns all intellectual property and trademarks related to the FPC products and nothing in this contract shall be considered an assignment or release of this complete ownership.

          1.1.12 "Exempt Customers" as allowed in paragraph 1.1.5 above shall mean any and all Canadian railroad customers of FPC Technology, Inc. (FPCT) who is an existing distributor of RDI and has existing Canadian customers. These customers shall remain the exclusive customers of FPCT and are not included in the potential customers available in the Territory under this agreement. The customers are listed in Schedule "A" attached hereto.

     1.2 The paragraph and section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. There will be no presumption against any party on the ground such party was responsible for preparing or drafting this Agreement or any part of it. The words "include", "includes", and "including" when used herein shall be deemed in each case to be followed by the words "without limitation". The word "herein" and similar references mean, except where a specific Paragraph or Section reference is expressly indicated, the entire Agreement rather than any specific Paragraph or Section.

2.0  APPOINTMENT OF DISTRIBUTOR

     2.1 Distributor is hereby appointed by AFT as the exclusive distributor of the Products for the Territory during the term hereof, and Distributor accepts such appointment and agrees to act as such exclusive distributor in the Territory. In the event that Distributor sells Products to a customer who is not within the Territory as determined herein, upon receipt by Distributor of notice from AFT to cease and desist, Distributor will immediately stop making any further sales or deliveries of Products to such customer(s) and shall remit to AFT the difference between the revenue received by Distributor and the direct Products cost paid to AFT, exclusive of any freight or delivery cost, for all such sales. Additionally, the occurrence of two or more such transactions shall be deemed a default under this Agreement and AFT shall have the right to immediately terminate this Agreement.

     2.2 At the Written request of either party, the Territory may be modified from time to time upon the mutual Written agreement of the parties hereto, it being understood that any such modifications will be based on the historical sales performance of Distributor in its then existing Territory. Any expansion of the Territory is subject to the desired additional territory not being the exclusive territory of another Products distributor of AFT.

     2.3 The following shall apply with respect to the designation of Exclusive
Accounts:

          2.3.1 Distributor shall have the exclusive right to market and sell Products in Canada and such other locations as agreed to in writing. Designation of a customer account as an Exclusive Account to Distributor shall not limit or prohibit the right and ability of AFT to communicate directly with those Exclusive Accounts as AFT deems necessary or appropriate.

          2.3.2 Distributor may request in Writing that specified customer accounts be assigned to Distributor as Exclusive Accounts. AFT will promptly respond to each such request in Writing. AFT reserves the right to approve or deny any such request, in its sole discretion. This paragraph only applies if the account is outside of Canada.

          2.3.3 AFT shall periodically review all Exclusive Accounts of its distributors, including Distributor. If AFT determines, in its sole reasonable discretion, that a distributor has not demonstrated reasonable commercial efforts in marketing and selling to any Exclusive Account, AFT may withdraw the designation of Exclusive Account and re-assign that account to another distributor subject to the terms of paragraph 15.1.8 below.


3.0  NEW PRODUCTS
     ------------
     3.1 If RDI develops new ferrous picrate fuel combustion catalyst Products for sale, AFT shall advise Distributor thereof in Writing, and provided Distributor is not then in default under this Agreement, Distributor shall have the option to include the new ferrous picrate fuel combustion catalyst Products to the list of Products Distributor is authorized to sell in the Territory. Distributor shall have thirty (30) days in which to respond to AFT In Writing.

          3.1.1 If Distributor elects to accept such new Products, then ANNEX I will be amended to include the new Products.

          3.1.2 On failure to notify AFT within such thirty (30) day period or on notice that it is not interested in such new Products, Distributor shall be deemed to have declined to exercise its option to include said new

     Products to the list of Products Distributor is authorized to sell in the Territory; and AFT will have no further obligation to offer those Products to Distributor for sale hereunder.

     3.2 Distributor understands that RDI may from time to time change the specification for or discontinue one or more of the Products. AFT will use reasonable efforts to give Distributor not less than forty-five (45) Days prior written notice thereof, which notice shall include a Material Safety Data Sheet for a new specification.

4.0  OBLIGATIONS OF DISTRIBUTOR
     --------------------------

     4.1 Distributor shall purchase from AFT, and AFT shall sell to Distributor, the Products. Distributor shall use all commercially reasonable efforts to market the Products. Distributor's efforts in marketing and selling the Products shall be reasonably equivalent to its marketing and selling efforts for its other products and services. Distributor will pay or assume all expenses, disbursements and obligations incurred, except as otherwise provided in this Agreement, in connection with the Distributor's activities pursuant to this Agreement, including all those pertaining to and connected with the sale and distribution of the Products including all expenses pertaining to Distributor's employees, agents, inventory, stocking, sales, freight, and the like.

     4.2 Distributor shall carry continuously in its inventory, and have readily available, sufficient quantities of Products in various container sizes as available from AFT as needed to enable it promptly to meet current demands of the market from time to time in the Territory, and shall make every reasonable effort and use proper means to develop as far as practicable a market in the Products. This paragraph shall not be applicable until agreed to in writing at some later date between AFT and the Distributor. It is agreed and understood that AFT will drop ship sales to the Distributor's forwarding agent in Canada and directly to Baxx's customers in the United States as directed by Baxx. The Distributor shall have an adequate inventory to provide samples for customers.

     4.3 Distributor shall establish appropriate sales prices for the Products. If AFT recommends a re-sale price, such recommendation is suggested only, and is in no way binding upon Distributor.

     4.4 Distributor agrees that in consideration of the distribution rights granted to Distributor within the Territory, Distributor will not stock, sell or distribute any competitive products or similar products except with the express prior written consent of AFT.

     4.5 Distributor shall immediately, without delay, notify AFT in Writing of any claims that Distributor receives concerning damaged or defective Products including therein as much detail as possible. Distributor agrees to notify AFT In Writing within ten (10) Days of the commencement of any legal action or other proceeding, or the issuance of any order, writ, injunction, award or decree of any court, agency, or other governmental instrumentality, which could reasonably be expected to have a material adverse effect on Distributor's distributorship or the marketing of the Products.

     4.6 To enable AFT to be informed of the situation in the Territory, Distributor agrees to furnish AFT at such times as AFT may request, but not more often than monthly, reports showing the quantity of each size of each of the Products which has been sold by Distributor during the previous month or since the previous report period. In addition, Distributor shall advise AFT of any other information of which Distributor becomes aware as regards the activities of Products competitors.

     4.7 Distributor will not publish or permit to be published any advertising related to Products which is likely to mislead or deceive the public or impair the goodwill of RDI or AFT or the reputation of the Products.

     4.8 Distributor agrees to conduct its activities hereunder in compliance with applicable laws and governmental regulations.

     4.9 Distributor will provide AFT with copies of all data, test results, testimonials, and other relevant information obtained by Distributor in its testing, marketing and sales of the Products, all of which shall be and become the sole property of RDI. Within fifteen (15) days after the end of each calendar quarter, Distributor shall file a report with AFT setting forth the following:

          4.9.1 The progress made in Distributor's marketing and sales efforts during that calendar quarter.

          4.9.2 Name and address of each contact person with each customer called on by Distributor during that quarter, with a reasonable description of Distributor's efforts undertaken with respect to each customer during that quarter.

          4.9.3 The name of any Exclusive Account which Distributor intends no longer to service, for whatever reason.

          4.9.4 AFT may require additional reporting by Distributor from time to time.

     4.10 Distributor hereby agrees to indemnify and hold RDI and AFT harmless from any and all damages, demands, claims, and expenses (including but not limited to attorneys fees and legal costs) incurred or suffered by RDI or AFT as a result of Distributor's breach of this Agreement.

     4.11 All customer field testing and evaluations shall be approved in advance in writing by AFT. In the event Distributor desires to utilize AFT, its employees or agents, in conducting any customer field testing, evaluations, or customer presentations of any kind, AFT will exercise good faith efforts to provide such services. Distributor shall pay all travel costs incurred by AFT, its employees or agents, in the performance of such services.

5.0  DELIVERY AND SALE
     -----------------

     5.1 AFT shall deliver all Products to Distributor or Distributors Customer F.O.B. manufacturing plant, South Point, Ohio or such other point of origin as AFT may elect at its sole option. Shipment shall be by such means of transportation as may be requested by Distributor in Writing. Title to and risk of loss in the Products shall pass to Distributor on such F.O.B. delivery.

     5.2 AFT shall, from time to time, advice Distributor as to additional shipping points for Products.

     5.3 In case of shipment by truck or overnight delivery, Distributor shall have the right to nominate the carrier, in which case Distributor shall make all arrangements for such carriage. In such event, Distributor shall advise AFT as to the arrangements not less than fifteen (15) days prior to the expected delivery date.

     5.4 On a case by case basis, Distributor may request, and AFT at its sole option may agree in writing, that a given shipment will be made on a prepaid basis. Such agreement shall not change the basis of sale or the point at which title and risk of loss shall pass from AFT to Distributor.

     5.5 Distributor, at the time of submission of each order, shall supply comprehensive shipping instructions to AFT. Such shipping instructions shall include a ship-to address, shipment date, type and quantity of Products, shipping mode, special packaging requirements, Distributor or customer (as appropriate) contact information, Distributor or customer (as appropriate) purchasing numbers and special instructions or other information as may be reasonably required to allow AFT to promptly complete delivery of the Products.

     5.6 No terms or conditions on any Distributor purchase or sales order form or on any AFT order acknowledgement form will be applicable, as the terms and conditions of this Agreement shall govern unless otherwise agreed to In Writing by Distributor and AFT.

     5.7 All orders placed by the Distributor hereunder shall be firm and non-cancelable and shall constitute binding obligations of the Distributor to accept and pay for all quantities of Products ordered at the purchase price set forth in ANNEX I or an amount otherwise agreed upon in Writing.

6.0  AFT OBLIGATIONS
     ---------------

     6.1 AFT will provide technical training to Distributor on the performance of Products and their general ingredients, the claims and representations that may be made concerning the Products' performance(s) and a general overview of the Products' capabilities, suggested applications and Products' warranties. Distributor shall make no further performance or use claims or representations or offer further warranties than those set forth under Section 6.4 or expressly authorized by AFT In Writing.

     6.2 AFT shall have the right to approve all publicity relating to the Products, prior to its use or release by Distributor.

     6.3 AFT shall timely provide Distributor with copies of all product testing and related reports relevant to the marketing of Products which AFT has previously prepared or had prepared or which AFT shall prepare or have prepared in the future. All such reports shall be usable by Distributor in their marketing and sales of the Products in accordance with AFT instructions and the terms of this Agreement.

     6.4 Products supplied hereunder are warranted under RDI's standard warranty, which is stated in ANNEX II entitled "RDI LIMITED WARRANTY," attached hereto and made a part hereof (the "RDI Product Warranty"). In selling Products, Distributor shall not make any warranty to its Customers beyond the RDI Product

Warranty. In the event distributor makes any additional warranty, Distributor shall be wholly and solely liable for any breach of such warranty and further agrees to defend, indemnify and hold RDI and AFT harmless against any liability incurred by RDI or AFT based upon such additional warranty.

7.0  PRICE AND TERMS OF PAYMENT
     --------------------------

     7.1 Prices of Products in effect as of the Effective Date of this Agreement are set forth in ANNEX I hereto.

     7.2 AFT shall have the right to change the prices it charges to Distributor for any or all of the Products from time to time during the term of this Agreement on thirty (30) days prior Written notice to Distributor. Any change in price will be delivered to the Distributor in the form of a revised ANNEX I.

     7.3 Distributor is responsible for all shipping costs and any in-transit insurance it may deem appropriate.

     7.4 AFT shall invoice Distributor upon delivery pursuant to Section 5.1. All such invoices shall be due and payable by Distributor Net 30 days date of invoice.

     7.5 Past due payments hereunder shall be charged interest, commencing from the date payment is due to the date of payment, compounded at the end of each month, at the rate of One and One half percent (1 1/2%) per month or the highest rate of interest permitted by law in the jurisdiction of payment, which ever is lesser. Prior periods unpaid interest shall also be considered as past due. If any payment, not disputed in good faith, becomes more than one hundred and twenty (120) Days past due, AFT may withhold further shipments under this Agreement until such delinquent payment, plus interest, is satisfied.

     7.6 Distributor shall be responsible for all credit and collection matters concerning its customers.

8.0  TAXES
     -----

     Any taxes, duties and other charges AFT may be required by any Federal, state, municipal or other law or regulation, now in effect or hereafter enacted, to collect or pay with respect to the sale, delivery or use of the Products will be added to the prices provided for herein and be paid by Distributor.

9.0  TRADEMARKS AND PACKAGING
     ------------------------

     9.1 Products shall always be sold by Distributor under the trademarks and labels and in the containers as provided by AFT.

     9.2 Distributor shall not private label or repackage Products or otherwise co-mingle any Products with other products.

     9.3 Distributor will not change, modify, erase, delete or add to any Products packaging or labeling other than as may be required by law or regulation in jurisdiction where the Products are to be delivered by Distributor. Distributor shall advise AFT In Writing of any changes or additions to the labeling that may be required by such local laws or regulations.

     9.4 The use of RDI's trademarks by Distributor in publications, advertising and displays shall be subject to written approval of AFT prior to such use and shall be used only for the advertising and marketing of Products. The RDI trademarks shall not be co-mingled by or on behalf of Distributor with any other products for the purpose of selling either Products or the other product(s).

     9.5 Distributor acknowledges RDI's exclusive right, title and interest in its names and trademarks and acknowledges that nothing herein shall be construed to accord to Distributor any rights therein.

     9.6 A list of container sizes in which Products are available as of the signature date of this Agreement is included in ANNEX I hereto. Distributor acknowledges that AFT may from time to time add or remove container sizes which are available from AFT. AFT shall give Distributor reasonable advance notice of any such additions and/or deletions.

10.0 INTERRUPTION OF DELIVERIES
     --------------------------

     All orders shall be filled with reasonable promptness except in the case of a Force Majeure event as hereinafter provided which stops the making of deliveries in whole or in part. In such event, deliveries may be cancelled or partially cancelled as the case may require upon Written notice to Distributor. Such interruption of delivery, however, shall not invalidate the remainder of this Agreement. Upon the cessation of the delay caused by the event of Force Majeure, deliveries shall continue as before. AFT reserves the right to allocate deliveries among its distributors and direct customers as AFT may in its sole opinion determine. Distributor acknowledges that any such allocations may or may not be equal as among such parties.

11.0 OWNERSHIP AND TRADEMARKS
     ------------------------

     11.1 Distributor understands and acknowledges that all technology, know-how, intellectual property rights and Trade Secrets comprising or relating to each of the Products, including without limitation, patents, trademarks, patent applications, trademark applications, documents, drawings, models, plans and other tangible items relating thereto are, and shall at all times remain, the exclusive property of RDI.

          11.1.1 Distributor shall not modify, alter, improve or otherwise change any of the Products.

          11.1.2 In the event Distributor, its servants, employees, consultants or officers makes or conceives any invention, discovery, or improvement, whether patentable or unpatentable, relating to Products, it will promptly disclose the same to RDI or AFT. All such inventions, discoveries and improvements shall redound to the benefit of, and become and remain RDI's sole and exclusive property. Distributor shall, upon the request of RDI or AFT, procure the execution of any application(s) for patent or other instruments that RDI or AFT may cause to be prepared, together with an assignment of the entire right, title and interest therein for the United States and all foreign countries.

12.0 CONFIDENTIALITY
     ---------------

     12.1 Each party (the "receiving party") acknowledges and agrees that any business and technical information provided to the receiving party by the other party (the "disclosing party") hereunder constitutes the confidential and proprietary information of the disclosing party, and that the receiving party's protection thereof is essential to this Agreement and a condition to the receiving party's use and possession thereof. The receiving party shall, and shall cause its employees to, retain in strict confidence and not disclose to any third party or otherwise use (except as authorized by this Agreement) without the disclosing party's express prior Written consent, any and all such information. The receiving party shall be liable to the disclosing party for any breach of this obligation of confidentiality by its current and former employees. Distributor acknowledges and agrees that the Products formulae inter alia, are the confidential and proprietary information of RDI.

     12.2 The receiving party, its employees and former employees, shall be relieved of this obligation of confidentiality to the extent any such information:

          12.2.1 was in the public domain at the time it was disclosed or has become in the public domain through no fault of the receiving party;

          12.2.2 the receiving party can prove was known to the receiving party, without restriction, at the time of disclosure as shown by the files of the receiving party in existence at the time of disclosure;

          12.2.3 is disclosed by the receiving party with the express prior Written approval of the disclosing party;

          12.2.4 the receiving party can prove was independently developed by the receiving party without any use of the disclosing party's confidential information and by employees or other agents of the receiving party who have not had access to any of the disclosing party's confidential information; or

          12.2.5 becomes known to the receiving party, without restriction, from a source other than the disclosing party without breach of this Agreement by the receiving party and otherwise not in violation of the disclosing party's rights.

     12.3 Formula Protections: Distributor shall not attempt, or assist others to attempt, to decipher, reverse engineer or otherwise determine the active ingredients and formulations of the Products. Sales of Products shall not be deemed to be assistance to any who may attempt to do that which is prohibited under this Section 12.3.

     12.4 Third Party Agreements: The receiving party, prior to permitting access by any entity or individual, other than its own employees, to any of the disclosing party's confidential information, shall enter into a confidentiality agreement with each such entity or individual substantially in the form of the agreement at ANNEX III, which (i) incorporates the protections and restrictions set forth herein for the disclosing party's confidential information; (ii) provides that the entity's or individual's obligations with respect to the disclosing party's confidential information shall continue after termination of the entity's or individual's employment, consultancy or other relationship with the receiving party; and (iii) provides that the disclosing party is a direct and intended beneficiary of the agreement and entitled to enforce it directly against the entity or individual.

     12.5 Notification of Security Breach: The receiving party agrees to notify the disclosing party promptly in the event of any circumstances in which it would appear that the confidential information was compromised or exposed to loss. The receiving party shall immediately take all reasonable steps necessary to recover any compromised confidential information. The cost of taking such steps shall be borne solely by the receiving party.

     12.6 Injunctive Relief: Each receiving party acknowledges that any breach of any of its obligations with respect to confidentiality or use of the disclosing party's confidential information hereunder is likely to cause or threaten irreparable harm to the disclosing party, and, accordingly, each receiving party agrees that in the event of such breach the disclosing party shall be entitled to seek equitable relief to protect its interest therein, including but not limited to preliminary and permanent injunctive relief, as well as all remedies at law and equity.

     12.7 Either Party may disclose confidential information of the other party to the extent required by law or by order of a court or governmental agency; provided, however, that the recipient of such confidential information of the other party shall give the owner of such confidential information prompt notice, and shall cooperate with the owner of such confidential information (at the expense of the owner) if the owner wishes to obtain a protective order or otherwise protect the confidentiality of such confidential information.

13.0 EMPLOYMENT AND COMPETITION
     --------------------------

     13.1 During the term of this Agreement and for a period of one (1) year thereafter, Distributor shall not, directly or indirectly, hire or offer to hire any employees, agents, or distributors of RDI or AFT with whom Distributor has contact in relation to this Agreement and/or the marketing and sale of Products.

     13.2 Distributor hereby warrants that unless otherwise agreed by the parties, neither it nor its Affiliates shall, during the term of this Agreement and for three (3) years thereafter, manufacture, distribute, market, or sell any product that directly competes with the Products.

14.0 TERM
     ----

     14.1 This Agreement shall be in effect for an initial term of two (2) years from the Effective Date ("Initial Term"). Thereafter, it shall automatically renew for successive one (1) year periods.


15.0 TERMINATION FOR CAUSE
     ---------------------
     15.1 The non-defaulting party may terminate this Agreement, without judicial or administrative notice or resolution, immediately upon written notice to the defaulting party, and at any time during the Initial Term or thereafter if any of the following "Events of Default" occur:

          15.1.1 The defaulting party materially breaches any obligation, representation or warranty under this Agreement and fails to cure the breach within thirty (30) Days of receipt of written notice thereof by the non-defaulting party;

          15.1.2 The defaulting party ceases to conduct business in the normal course, is declared insolvent, undergoes any procedure for the suspension of payment, makes a general assignment for the benefit of creditors or if petition for bankruptcy, reorganization, dissolution or liquidation is filed by or against it;

          15.1.3 In the case of Distributor, it fails to pay any amount that is not the subject of a good faith dispute when said amount becomes due under this Agreement and fails to remedy such breach within thirty (30) Days after receiving Written notice thereof from AFT;

          15.1.4 The defaulting party or any officer, director or substantial shareholder thereof is convicted in a court of competent jurisdiction of any criminal offense that (i) is punishable by a term of imprisonment if committed by a person and (ii) is substantially related to the party's business conducted by such party related to this Agreement;

          15.1.5 The defaulting party's falsification of any records or reports required hereunder;

          15.1.6 A default by Distributor under Section 2.1; or

          15.1.7 A change in the defaulting party's active management occurs, which change, in the reasonable opinion of the other party, will have a material effect on the other party's ability to perform under this Agreement.

          15.1.8 Performance: If at any time during the term of this agreement AFT are dissatisfied with the sales performance and of the sales effort of the distributor, then AFT shall inform the distributor of such dissatisfaction in writing clearly outlining the specific concerns of AFT. Upon receipt of such notice the distributor and AFT shall communicate to try to resolve the concerns amicably and to initiate actions to remedy these concerns within a reasonable and specified time period.

          In the event that the distributor is unable or unwilling to fulfill such remedial action within the specified time period then AFT shall have the right to terminate this agreement by issuing in writing 30 days notice of termination to the distributor.

     15.2 In the event of termination AFT agrees to repurchase, at Distributor's sole option to be advised to AFT In Writing, all or any portion of Distributor's then current inventory of Products at AFT's cost less a fifteen percent (15%) restocking charge. In all events, Distributor may retain such quantity of Products that Distributor can demonstrate to AFT is required to meet


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


Distributor's then current obligations to its customers. In such event, associated transportation costs from the Distributor's warehouse(s) to the AFT selected location(s) shall be at AFT's cost and expense.

     15.3 No Party shall be liable to any other because of any permitted termination of this Agreement, including lost profits, expenditures, business commitments, goodwill or for any reason whatever growing out of any such termination.

     15.4 The parties each agree that the provisions of this Article 15.0 are essential, fair and reasonable, and that the occurrence of any of the Events of Default set forth in the subsections of Section 15.1 hereinabove shall constitute good and sufficient cause within the meaning of any applicable law requiring cause for the termination of this Agreement.

     15.5 Upon termination of this Agreement for any reason, Distributor shall:

          15.5.1 Make a prompt and final accounting to AFT and pay to AFT any sums owing to AFT under this Agreement.

          15.5.2 Immediately discontinue any use of RDI's service marks, trademarks, tradenames, Trade Secrets, intellectual property, data, marketing material, forms, supplies, information, reports, and confidential or proprietary information.

          15.5.3 Immediately cease to identify itself as an authorized distributor of AFT

16.0 DUTY OF GOOD FAITH
     ------------------

     The parties shall, in all of their dealings pursuant to this Agreement, deal fairly and operate in utmost good faith with one another.

17.0 DISPUTES
     --------

     17.1 AFT will be the final judge as regards the application of this Agreement and other similar agreements in the event of disputes between Distributor and other Products distributors and Products sales agents appointed by AFT regarding the determination of rights to customers and customer accounts within a specific territory. AFT will use every effort to be fair and equitable in resolving any such disputes, however AFT's determination shall be final and binding on Distributor and Distributor agrees to abide by the decision of AFT. AFT shall advise its decision to Distributor in Writing.

     17.2 Any dispute, controversy, or claim between the parties arising out of or relating to this Agreement, or the performance, breach, termination, or validity thereof and not subject to Section 17.1 above, shall be finally settled by arbitration, conducted in South Point, Ohio, on a confidential basis, under the then current Commercial Arbitration Rules of the American Arbitration Association ("Association") or as the parties may hereafter mutually agree In Writing.

     17.3 Three (3) arbitrators shall conduct the arbitration. Each party shall choose one arbitrator, who shall not be an employee of the party and the chosen arbitrators shall select a third arbitrator. The arbitrators chosen shall be knowledgeable in the field of chemical manufacturing and distribution, if possible.

     17.4 The award of the arbitrators shall contain written reasons, and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accountings presented or pled to the arbitrators. The parties agree that the arbitrators shall have the authority to issue injunctive relief. Judgment upon the arbitrators' award may be entered and enforced in any court of competent jurisdiction. Each party shall pay all fees and expenses of the arbitrator selected by such party, and each shall share equally the fees and expenses of the third arbitrator. All awards made pursuant to any arbitration proceeding conducted hereunder shall be in U.S. dollars.

     17.5 Neither party shall be excluded from seeking provisional remedies in the courts of any jurisdiction, including, but not limited to, temporary restraining orders and preliminary injunctions, to protect its rights and interest, but such shall not be sought as a means to avoid or stay arbitration.

     17.6 In the event any arbitration or other legal action is commenced by either party to this Agreement relative to this Agreement, the party substantially prevailing in such arbitration or legal action shall be entitled to recover its reasonable attorneys' fees and expenses.


18.0 SURVIVABILITY
     -------------

     Articles 7.0, 8.0, 9.0, 11.0, 12.0, 13.0, and 17.0 shall survive the termination or expiration of this Agreement for whatever reason.


19.0 BOOKS AND RECORDS
     -----------------

     Distributor will maintain for a period of three (3) years from the date of creation all books and records relevant to the subject matter of this Agreement. Distributor shall allow AFT reasonable access during normal business hours to review and audit such books and records to assure that the terms of this Agreement are being followed.


20.0 ASSIGNMENT
     ----------

     20.1 Neither this Agreement nor any rights or obligations hereunder may be assigned in whole or in part by Distributor without the express, prior Written consent of AFT, as determined by AFT in its sole discretion.

     20.2 Upon Distributor's selling, leasing or otherwise disposing of its business to which this Agreement relates or upon Distributor merging or consolidating or being acquired by other than the current owners, this Agreement, if AFT so elects, shall immediately terminate and AFT shall not be under any obligation to deliver to Distributor further quantities of Products agreed to be sold and delivered to Distributor under any purchase order or sales agreement issued hereunder.


21.0 NOTICE
     ------

     All notices required by this Agreement shall be given In Writing and, together with all Written material, shall be considered as having been validly given when delivered. Delivery may be made by any commercially reasonable means that effectively conveys the message to the party to whom such notice is directed, and shall be addressed as follows:


If directed to AFT to:              Advanced Fuel Technology, Inc.
                                    Attn: President
                                    Post Office Box 705
                                    South Point, OH  45680
                                    Fax No: 740-377-9913

If directed to Distributor to:      Baxx Systems Inc.
                                    15826 - 98th Ave.
                                    Surrey, BC Canada V4N 2V3


     The parties may change the above information pertaining to themselves from time to time and any such change shall be effective upon Written notice to the other party given as above provided.


22.0 RELATIONSHIP OF THE PARTIES
     ---------------------------

     The parties are independent contractors. Nothing stated in this Agreement shall be deemed to create the relationship of partners, joint ventures, employer-employee, master-servant, principal-agent or franchiser-franchisee between the parties hereto. Distributor is not granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of AFT or to bind AFT in any manner or thing whatsoever.


23.0 WAIVER
     ------

     The waiver of, or failure to enforce, any breach or default hereunder shall not constitute the waiver of any other or subsequent breach or default.


24.0 SUBROGATION
     -----------

     Upon termination of this Agreement for any reason, AFT shall thereupon, at its option to be exercised In Writing, immediately be subrogated to any or all agreements, rights and relations of Distributor with dealers, salespersons and/or other representatives appointed by Distributor hereunder with regard to the sale of Products, and all such agreements shall contain a clause to make this provision effective in favor of AFT when this Agreement shall be terminated.

25.0 FORCE MAJEURE
     -------------

     Any delays in or failure of performance by AFT or Distributor (other than an obligation to pay money due), shall not constitute default hereunder or give rise to any claims for damages, if and to the extent such delays or failures of performance are caused by acts of war, acts or failures to act of government, revolution, civil commotion, strike, lockout, blockage, embargo, terrorism, or sabotage, fires, earthquakes, floods, explosions, or other events whether similar or dissimilar which are not within the reasonable control of the party affected, and which by exercise of reasonable diligence the party affected is unable to prevent. In the event of an occurrence of Force Majeure, the time for the party's performance affected thereby shall be extended for a period of time as reasonably required under the circumstances. If the duration of a Force Majeure event exceeds ninety (90) days in any one (1) year period, the party not declaring Force Majeure may terminate this Agreement without liability upon thirty (30) Days prior notice.


26.0 GOVERNING LAW
     -------------

     This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Ohio, excluding Ohio conflict of laws rules.


27.0 SEVERABILITY
     ------------

     Any term or provision of this Agreement held to be illegal or unenforceable shall, if possible, be interpreted so as to be construed as valid, but in any event the validity or enforceability of the remainder hereof shall not be affected. It is the intention of the parties that this Agreement be enforced to the fullest extent possible under the laws and public policy of each state and jurisdiction in which such enforcement is sought. In the event any provision of this Agreement shall be determined by an arbitrator or court of competent jurisdiction to be invalid or unenforceable, in whole or in part, this Agreement shall be deemed amended to delete or modify (as and to the extent determined necessary by such arbitrator or court) the invalid and unenforceable provision, or portions thereof, or to alter the balance of this Agreement in order to render this Agreement valid and enforceable to the maximum extent possible.


28.0 ENTIRE AGREEMENT
     ----------------

     This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof. All prior negotiations and understandings between the parties are merged into the provisions hereof. No modifications, waivers or amendments shall be valid unless In Writing and signed by the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed on the date(s) as hereinafter set forth.







AFT:                                             DISTRIBUTOR:
----                                             ------------

ADVANCED FUEL TECHNOLOGY, INC.                   Baxx Systems Inc.

By: George Riegel                                By: George Moore

Title:   President                               Title:  President & CEO
       -------------------------


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